Exhibit 24
                                                           Powers of Attorney




                             St. George Metals, Inc.
                                   Form 10-KSB
                           Year Ended January 31, 1999
                              SEC File No. 0-18616

                                POWER OF ATTORNEY



The undersigned does hereby constitute and appoint C. B. Robertson, III and F. Claiborne Johnston, Jr., his true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for him and in his name and on his behalf as a director and/or officer of St. George Metals, Inc. (the "Company", to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of the Company's Annual Report on Form 10-KSB for the fiscal year ended January 31, 1999, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

The undersigned does hereby ratify and confirm all his said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution this 21st day of April, 1999.




                                                   /s/ C. B. Robertson, III
                                                   ----------------------------
                                                   (Signature)


                                                   C. B. Robertson, III
                                                   (Type or Print Name)

                                POWER OF ATTORNEY



The undersigned does hereby constitute and appoint C. B. Robertson, III and F. Claiborne Johnston, Jr., his true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for him and in his name and on his behalf as a director and/or officer of St. George Metals, Inc. (the "Company", to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of the Company's Annual Report on Form 10-KSB for the fiscal year ended January 31, 1999, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

The undersigned does hereby ratio and confirm all his said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution this 21st day of April, 1999.



                                                   /s/ Harrison Nesbit, II
                                                   ----------------------------
                                                   (Signature)


                                                   Harrison Nesbit, II
                                                   (Type or Print Name)

                                POWER OF ATTORNEY



The undersigned does hereby constitute and appoint C. B. Robertson, III and F. Claiborne Johnston, Jr., his true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for him and in his name and on his behalf as a director and/or officer of St. George Metals, Inc. (the "Company", to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of the Company's Annual Report on Form 10-KSB for the fiscal year ended January 31, 1999, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

The undersigned does hereby ratio and confirm all his said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution this 22nd day of April, 1999.



                                                   /s/ Ralph D. Rooney
                                                   ----------------------------
                                                   (Signature)


                                                   Ralph D. Rooney
                                                   (Type or Print Name)

                                POWER OF ATTORNEY



The undersigned does hereby constitute and appoint C. B. Robertson, III and F. Claiborne Johnston, Jr., his true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for him and in his name and on his behalf as a director and/or officer of St. George Metals, Inc. (the "Company", to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of the Company's Annual Report on Form 10-KSB for the fiscal year ended January 31, 1999, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

The undersigned does hereby ratify and confirm all his said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution this 26th day of April, 1999.




                                                   /s/ Fred G. Pollard
                                                   ----------------------------
                                                   (Signature)


                                                   Fred G. Pollard
                                                   (Type or Print Name)